UNITED STATES
SECURITIES EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2013

ERF WIRELESS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-27467	76-0196431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

2911 South Shore Blvd., Suite 100, League City, Texas 77573
(Address of principal executive offices ) (Zip Code)

(281) 538-2101
Registrant's telephone number, including area code
Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 2, 2013, ERF Wireless, Inc. announced that the company has closed on an $8,000,000 revolving line of credit debt facility. Under the terms of the agreement, TCA Global Credit Master Fund, L.P., has committed to lend a total of $8,000,000 USD over time through the issuance of senior secured revolving notes, with the initial tranche of $1,500,000. Following the initial draw, the company must meet specific monthly collateral requirements, and receive the approval, of TCA to further draw upon the revolving credit facility.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERF Wireless, Inc.

By: /S/ H. Dean Cubley
Dr. H. Dean Cubley,
Chief Executive Officer

DATE: July 3, 2013

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EXHIBIT INDEX

Exhibit No.	Description

99.1	ERF Wireless Receives $1.5 Million of Debt Financing Under a New $8.0 Million Revolving Credit Facility

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